Exhibit 10.25

December 17, 2024

FIRST AMENDMENT TO

SUPPLY & PURCHASE AGREEMENT

This First Amendment to Supply & Purchase Agreement (the “Agreement”) is entered into on December 17, 2024 by and between:

(A)	Buyer: ELMET TECHNOLOGIES LLC, a company duly existing and incorporated under the laws of Maine (USA), having its registered address at 1560 Lisbon Street, Lewiston, Maine 04240, USA (“EMT”).

(B)	Seller: EQ RESOURCES LTD, a company duly existing and incorporated under the laws of Victoria, Australia, having its registered address at Level 4, 100 Albert Road, South Melbourne, Victoria 3205, Australia (“EQR”).

WHEREAS, the Parties wish to Amend the payment terms of the Supply and Purchase Agreement dated October 30, 2024 (the “Agreement”) to modify the payment terms therein as follows:

A. All capitalized terms not defined herein shall be as defined in the Agreement.

B. Section 8 (Payment Ratio) shall be changed from [**]. The remaining provisions of this clause remain unchanged.

C. Sections 13 and 14 of the Agreement shall be deleted in their entirety and the following shall be inserted in their place:

13. RESERVED

14. Payment term

a)  So long as Masan Tungsten Limited Liability Company (“Masan”) shall act as Buyer’s APT refiner, payment of the final invoice shall be linked to Buyer’s receipt of payment from Masan for the Product pursuant to Sales Agreement No.: [**]. Buyer shall pay Seller against each Final Invoice in cleared funds without deduction, by electronic funds transfer, no later than 3 (Three) days after its receipt of payment from Masan.

b)  Final Invoice amounts shall be determined based on the WSA certification produced pursuant to Purchase Agreement No.: [**] between Masan and Buyer and after receipt of original shipping documents No. 1-8 mentioned in Clause 16. (Documents).

c)  In the event Masan shall no longer act as Buyer’s APT refiner, the parties shall confer and negotiate new payment terms as may be necessary to maintain the economic value of the Agreement.

D. Except as otherwise amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Amendment of the Agreement to be signed as of the date stated above.

This Agreement shall be executed in 02 (two) copies with equal legality, each party shall keep 01 (one) copy.

Buyer: Elmet Technologies LLC		Seller: EQ RESOURCES LTD

/s/ Peter Anania		/s/ Oliver Kleinhempel
BY:	Peter Anania	BY:	Oliver Kleinhempel
	President		Chairman

/s/ Zhui Pei Yeo
		BY:	Zhui Pei Yeo
Director